Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2004
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                             Southwest Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


       Oklahoma                       0-23064                   73-1136584
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(State or other jurisdiction     (Commission file              (IRS Employer
of incorporation)                     number)             Identification Number)


               608 South Main Street, Stillwater, Oklahoma 74074
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              (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (405) 372-2230
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Financial Statements. Not applicable.
(b) Pro Forma Financial Information. Not applicable.
(c) Exhibits. Exhibit 99--Press Release date April 20, 2004

Item 9. Regulation FD Disclosure.
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Item 12. Results of Operations and Financial Condition.
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Southwest's press release dated April 20, 2004, included as Exhibit 99 is furnished to the Securities and Exchange Commission under both Item 9 and Item 12 of this Form 8-K.



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Southwest Bancorp, Inc.


                                            By: /s/ Kerby E. Crowell
                                                ------------------------------
                                                Kerby E. Crowell
                                                Executive Vice President,
                                                  Chief Financial Officer,
                                                  and Secretary

Dated: April 21, 2004